Income Taxes	12 Months Ended
Dec. 31, 2012
Income Tax Disclosure [Abstract]
Income Taxes
Income Taxes
The following table presents a reconciliation of the statutory U.S. corporate federal income tax rate to the Company’s effective income tax rate:

	2012	2011	2010
U.S. federal income tax rate	35.00%	35.00%	35.00%
Changes in rate due to:
U.S. State and local taxes	0.64	0.67	1.14
U.S. tax benefit on foreign dividends	(1.49)	(0.96)	0.17
Taxes on non-U.S. earnings	(9.70)	(10.88)	(8.13)
PPG dividends paid to the ESOP	(0.18)	(0.41)	(0.57)
U.S. tax incentives	(1.92)	(1.79)	(1.75)
Significant audit settlements	—	(1.42)	—
Other	(1.45)	1.07	(1.18)
One-time charge, tax law change	—	—	6.64
Effective income tax rate	20.90%	21.28%	31.32%

The effective tax rate for 2012 includes tax benefits of $60 million, or 37.7%, on the $159 million charge for environmental remediation costs, $45 million, or 21.4%, on the $208 million business restructuring charge, $2 million, or 28.6%, on the acquisition-related expenses associated with the Dyrup and Colpisa acquisitions of $6 million, and $2 million, or 38.0%, on certain acquisition-related costs of $5 million. The separation of PPG's commodity chemicals business and subsequent merger of the subsidiary holding that business with a subsidiary of Georgia Gulf (Refer to Note 25, "Separation and Merger Transaction") is expected to be generally tax free to PPG, as a result of this, the deductibility for U.S. federal tax purposes of the costs associated with the transaction is expected to be limited. We currently estimate that approximately 20% of the separation and merger costs incurred to date will be tax deductible.
U.S. tax incentives include the R&D credit, the U.S. manufacturing deduction and the tax free Medicare Part D subsidy. The increase of the impact of U.S. tax incentives in 2012 can be explained by an increase in the manufacturing deduction which more than offset the absence of the R&D credit in 2012.
The 2012 and 2011 increase in the U.S. tax benefit on foreign dividends was mainly due to the tax efficient repatriation of high taxed foreign earnings resulting from tax planning.
The 2010 effective tax rate was increased because PPG recorded a one-time, aftertax charge in the first quarter of 2010 of $73 million, or 44 cents per share, as a result of a change in U.S. tax law included in the U.S. Patient Protection and Affordable Care Act enacted in March 2010. Under the prior tax law, the total amount paid for prescription drug costs for retirees over the age of 65 was tax deductible. Beginning in 2013, however, these costs will only be deductible to the extent they exceed the amount of the annual subsidy PPG receives from the U.S. government under Medicare Part D. As a result of this change, the Company’s deferred tax asset, which reflects the future tax deductibility of these post retirement costs, had to be reduced in the first quarter of 2010, the period that the change in the tax law was enacted, as required by the accounting guidance for income taxes.
Income before income taxes of the Company’s non-U.S. continuing operations for 2012, 2011 and 2010 was $729 million, $836 million and $758 million, respectively.
The following table gives details of income tax expense reported in the accompanying consolidated statement of income.

(Millions)	2012	2011	2010
Current income tax expense
U.S. federal	$228	$107	$24
Non-U.S.	190	164	162
U.S. State and local	15	8	10
Total current income tax	433	279	196
Deferred income tax expense
U.S. federal	(150)	(3)	65
Non-U.S.	(48)	(17)	2
U.S. State and local	(14)	1	11
One-time charge, tax law change	—	—	73
Total deferred income tax	(212)	(19)	151
Total	$221	$260	$347

Income tax payments in 2012, 2011 and 2010 totaled $503 million, $353 million and $198 million, respectively. Included within these amounts were $8 million, $5 million and $4 million, respectively paid directly by the former commodity chemicals business to foreign tax authorities.
Net deferred income tax assets and liabilities as of December 31, 2012 and 2011, were as follows:

(Millions)	2012	2011
Deferred income tax assets related to
Employee benefits	$1,000	$963
Contingent and accrued liabilities	598	524
Operating loss and other carry-forwards	223	183
Inventories	21	29
Property	5	3
Derivatives	38	95
Other	41	97
Valuation allowance	(138)	(134)
Total	1,788	1,760
Deferred income tax liabilities related to
Property	405	500
Intangibles	452	460
Employee benefits	69	64
Other	3	63
Total	929	1,087
Deferred income tax assets – net	$859	$673

As of December 31, 2012, subsidiaries of the Company had available net operating loss carryforwards of approximately $611 million for income tax purposes, of which approximately $529 million has an indefinite expiration. The remaining $82 million expires between the years 2013 and 2027. The tax effected amount of the net operating loss carryforwards is $177 million. A valuation allowance has been established for carry-forwards at December 31, 2012, when the ability to utilize them is not likely.
The Company has $3,476 million and $2,920 million of undistributed earnings of non-U.S. subsidiaries as of December 31, 2012 and December 31, 2011, respectively.  These amounts relate to approximately 300 subsidiaries in more than 70 taxable jurisdictions. No deferred U.S. income taxes have been provided on these earnings as they are considered to be reinvested for an indefinite period of time or will be repatriated when it is tax effective to do so. The Company estimates that of these amounts, $2,865 million as of December 31, 2012 and $2,454 million as of December 31, 2011 of the undistributed earnings, could be repatriated at little to no U.S. tax cost due in part to the benefit of U.S. foreign tax credits that would be available if these earnings were repatriated. The repatriation of undistributed earnings of non-U.S. subsidiaries of approximately $611 million as of December 31, 2012 and $466 million as of December 31, 2011 would have resulted in a U.S. tax cost of approximately $110 million and $85 million, respectively.
The Company files federal, state and local income tax returns in numerous domestic and foreign jurisdictions. In most tax jurisdictions, returns are subject to examination by the relevant tax authorities for a number of years after the returns have been filed. The Company is no longer subject to examinations by tax authorities in any major tax jurisdiction for years before 2003. Additionally, the Internal Revenue Service has completed its examination of the Company’s U.S. federal income tax returns filed for years through 2009. The examination of the Company’s U.S. federal income tax return for 2010 is currently underway and is expected to be finalized during 2013.
The activity in the accrued liability for unrecognized tax benefits for the three years ended December 31, 2012 is as follows:

(Millions)	2012	2011	2010
Balance at January 1	$107	$111	$108
Additions based on tax positions related to the current year	12	15	7
Additions for tax positions of prior years	2	17	15
Reductions for tax positions of prior years	(12)	(19)	(5)
Pre-acquisition unrecognized tax benefits	2	—	—
Reductions for expiration of the applicable statute of limitations	(6)	(7)	(6)
Settlements	(23)	(8)	(2)
Currency	—	(2)	(6)
Balance at December 31	$82	$107	$111

The amount of unrecognized tax benefits was $82 million, $107 million and $111 million as of December 31, 2012, 2011 and 2010, respectively. If recognized, $79 million, $100 million and $103 million would impact the effective rate as of December 31, 2012, 2011 and 2010, respectively. The Company recognizes accrued interest and penalties related to unrecognized tax benefits in income tax expense. The Company had accrued as of December 31, 2012, 2011 and 2010, $10 million, $15 million and $15 million, respectively, for estimated interest and penalties on unrecognized tax benefits. The Company recognized $5 million of income in 2012 related to the reduction of estimated interest and penalties. The Company recognized no expense and $2 million of expense for estimated interest and penalties during the years ended December 31, 2011 and 2010, respectively.
While it is expected that the amount of unrecognized tax benefits will change in the next 12 months, quantification of an estimated range cannot be made at this time. The Company does not expect this change to have a significant impact on the results of operations or financial position of the Company, however, actual settlements may differ from amounts accrued.